UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 5, 2013
Date of Report (Date of earliest event reported)

ECHO AUTOMOTIVE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53681	98-0599680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16000 N. 80th Street, Suite E, Scottsdale, AZ 85260
(Address of Principal Executive Offices)

(855) 324-6288
(Registrant’s telephone number, including area code)

15029 N. 74th Street, Scottsdale, AZ 85260
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Share Exchange Agreement

     On April 5, 2013, Echo Automotive, Inc., a Nevada corporation (the “Company” or “Echo”) entered into and consummated an Exchange Agreement (the “Exchange Agreement”) with Advanced Technical Asset Holdings, LLC, an Arizona limited liability company (d/b/a Advanced Technical Holdings) (“ATAH”). Pursuant to the terms and conditions of the Exchange Agreement, ATAH exchanged all of its issued and outstanding units and all securities convertible or exchangeable into units of ATAH (collectively, the “Units”) for Six Million (6,000,000) shares of common stock of Echo (the “Exchange Shares”). As part of the exchange, ATAH transferred to Echo (i) certain of its assets and intellectual property which were previously acquired by ATAH from Bright Automotive, Inc. pursuant to a bid asset and intellectual property acquisition agreement; (ii) One Hundred Thousand Dollars ($100,000) in cash; and (iii) a promissory note from the sole member of ATAH made payable to Echo in the amount of Four Hundred Thousand Dollars ($400,000) (items (i)-(iii), collectively, the “ATAH Consideration”).

     The Exchange Agreement contains representations and warranties by Echo and ATAH that are customary for transactions of this type, including, but not limited to, representations and warranties with respect to: organization, corporate authority, financial statements, absence of certain changes or events, material contracts, and taxes.

     The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Exchange Agreement is incorporated by reference into this Item 2.01.

     As of the date of the Exchange Agreement, there were no material relationships between Echo and ATAH or between Echo and any of ATAH’s respective affiliates, directors, or officers or associates thereof, other than in respect of the Exchange Agreement.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

     The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Exchange Agreement is incorporated by reference into this Item 3.02.

     Pursuant to the Exchange Agreement, Echo issued the Exchange Shares to ATAH as consideration for the Units of ATAH and the ATAH Consideration.

     None of the Exchange Shares were registered under the Securities Act or under the securities laws of any state in the United States. The transaction was exempt from the registration provisions of the federal securities laws pursuant to the exemption provided by Section 4(2) of the Securities Act and Regulation D, Rule 506 and comparable exemptions for sales to “accredited” investors under state securities laws. The Exchange Shares may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from such registration requirements.

     The Exchange Shares are not convertible or exchangeable into equity securities and none of the Exchange Shares are warrants or options representing equity securities.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements.

     Financial Statements of ATAH will be filed through an amendment to this Current Report on Form 8-K within 71 days of the date hereof.

(d)	Exhibits.

Exhibit
Number	Description

2.1	Exchange Agreement, dated April 5, 2013

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO AUTOMOTIVE, INC.
a Nevada corporation

Dated: April 11, 2013	By:	/s/ Patrick van den Bossche
Patrick van den Bossche
Chief Operating Officer